                                                                 EXHIBIT 10.2

                              AMENDMENT TO AMENDED AND
                              RESTATED CREDIT AGREEMENT

     This AMENDMENT, dated as of the 5th day of August, 1997, among MOVADO GROUP, INC., A New York corporation (the "Borrower"); each of the Lenders which is a signatory hereto; THE CHASE MANHATTAN BANK, as Agent, as Swingline Bank and as Issuing Bank; FLEET BANK, N.A., as Co-Agent; and CREDIT SUISSE FIRST BOSTON (the "New Lender").

                                Preliminary Statement

     A. Reference is made to the Amended and Restated Credit Agreement dated as of July 23, 1997 (the "Credit Agreement") among the Borrower, the Lenders signatory thereto. The Chase Manhattan Bank as Agent, as Swingline Bank and as Issuing Bank, and Fleet Bank, N.A. as Co-Agent. All capitalized terms used herein and not defined shall have the respective meanings ascribed to them in the Credit Agreement.

     B. The Borrower has requested that the Total Revolving Credit Commitment be increased from $78,750,000 to $90,000,000, and that the New Lender become a party to the Credit Agreement as a "Lender", and that certain other changes be made to the Credit Agreement.

     NOW, THEREFORE, for ten dollars and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

ARTICLE 1. PARTICULAR AMENDMENTS

     Section 1.1 Increase. Schedule I to the Credit Agreement is hereby amended, effective as of August 26, 1997, to read as follows:

                                     SCHEDULE I
                   Lenders and Their Revolving Credit Commitments


                                 Revolving Credit      Lender's Pro-Rata
     Name of Lender                Commitment              Percentage
     --------------              ---------------       -----------------
The Chase Manhattan Bank           $20,250,000                 22.5%
Fleet Bank, N.A.                   $20,250,000                 22.5%
Marine Midland Bank                $20,250,000                 22.5%
The Bank of New York               $18,000,000                 20.0%
Credit Suisse First Boston         $11,250,000                 12.5%
                                   -----------                -----
TOTAL REVOLVING CREDIT             $90,000,000                  100%
COMMITMENT-


     Section 1.2 New Lender. (a) The parties hereto agree that the New Lender is hereby made a party to the Credit Agreement as a "Lender" thereunder, effective as of August 26, 1997, with all the rights and duties of a Lender thereunder.

             (b) Simultaneously herewith, the Borrower shall execute and deliver to the Agent, for the account of the New Lender, a Syndicated Loan
Note in favor of the New Lender evidencing Syndicated Loans to be made by the
New Lender on and after August 26, 1997 pursuant to the Revolving Credit Commitment of the New Lender.
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        (c) The New Lender represents and warrants that it is legally authorized to enter into this Agreement. The New Lender also acknowledges, agrees and confirms that (i) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements referred to in Section 7.08 (a) and (b) of the Credit Agreement, and such other Facility Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; and (ii) it will independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; and (iii) it appoints and authorizes the Agent to take such action as Agent on its behalf and to exercise such powers under the Credit Agreement and the other Facility Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto;
(iv) it agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

        (d) The Lending Office of the New Lender, and its address for notices for purposes of Section 12.06 of the Credit Agreement, are as follows:

                Credit Suisse First Boston
                11 Madison Avenue, 9th Floor
                New York, NY 10010-3629
                Attention: Mr. Karl Studer
                Telecopier No.: 212-325-8326

        Section 1.2 Telephone Instructions. Subject to the terms of the Authorization Letter, the Agent and the Issuing Bank agree that they will accept from the Borrower by telephone (provided that the same is confirmed by telecopy promptly, and in all events on the same day as such telephone communication) any Borrowing Request, any notice of prepayment referred to in
Section 2.12 of the Credit Agreement and any notice as to a Letter of Credit referred to in Section 3.02 of the Credit Agreement.

        Section 1.03 Lenders to Pay Interest Based on Federal Funds Rate Only. (a) The last sentence of Section 2.02(e) of the Credit Agreement is hereby amended to read as follows:

        "If any Lender shall not have made its Pro Rata Percentage of such L/C Disbursement available to the Agent as provided above, such Lender and the Borrower severally agree to pay interest on such amount, for each day from and including the date such amount is required to be paid in accordance with this paragraph to but excluding the date such amount is paid, to the Agent for the account of the Issuing Bank at (i) in the case of the Borrower, a rate per annum equal to the Alternate Base Rate, and (ii) in the case of such Lender, a rate per annum equal to, for the first such day, the Federal Funds Effective Rate and, for each day thereafter, one percent per annum in excess of the Federal Funds Effective Rate.

        (b) The last sentence of Section 2.05(a) of the Credit Agreement is hereby amended to read as follows:

        "If any Lender shall not have made its Pro Rata Percentage of such aggregate amount specified in such notice available to the Agent as provided in the immediately proceeding sentence, such Lender shall (independently of and in addition to the Borrower's obligation to pay interest on such amount) pay interest on its Pro Rata Percentage of such amount for each day from and including the date the same is required to be paid in accordance with this paragraph to but excluding the date the same is paid, to the Agent for the account of the Swingline Bank at (i) for the first such day, the Federal Funds Effective Rate, and (ii) for each day thereafter, one percent per annum in excess of the Federal Funds Effective Rate."

                (c) The last sentence of Section 2.05(d) of the Credit Agreement is hereby amended to read as follows:

                "Each Lender shall in addition pay to the Agent for the account of the Swingline Bank interest on the amount of such obligation of such Lender for each day from and including the date such amount is required to be paid in accordance with this paragraph to but excluding the date such amount is paid, at (i) for the first such day, the Federal Funds Effective Rate, and (ii) for each day thereafter, one percent per annum in excess of the Federal Funds Effective Rate."

        Section 1.4 Account for Swiss Franc Loans. Pursuant to the Letter of Direction as to Swiss Franc Loans dated July 23, 1997 from the Borrower to the Agent, the Borrower requested the Agent to disburse the proceeds of Swiss Franc Loans to a bank account in the name of Concord Watch Company, S.A. (a Subsidiary of the Borrower) at Swiss Bank Corporation of Biene, Switzerland. The Borrower agreed in such Letter that it would, within 60 days, open an account in its own name at such bank (or at another banking institution), to which the proceeds of Swiss Franc Loans would thereafter be disbursed. The Borrower has requested relief from such requirement that such account be opened in its own name. Accordingly, such Letter is hereby amended by deleting (in the third paragraph thereof) the phrase "within the next 60 days" and substituting therefor the phrase "within 10 days after the request by the Agent."

ARTICLE II. MATTERS GENERALLY

        Section 2.1 Representations and Warranties. The Borrower hereby represents and warrants that:

                (a) All the representations and warranties set forth in the Credit Agreement are true and complete on and as of the date hereof (with the same effect as though made on and as of such date).

                (b) No Default or Event of Default exists.

                (c) The Borrower has no offset or defense with respect to any of its obligations under the Credit Agreement or any of the Notes or any other Facility Document, and no claim or counterclaim against any Lender, the Swingline Bank, the Issuing Bank, the Agent or the Co-Agent whatsoever (any such offset, defense, claim or counterclaim as may now exist being hereby irrevocably waived by the Borrower).

                (d) This Amendment and the Syndicated Loan Note in favor of the New Lender being executed and delivered simultaneously herewith have been duly authorized, executed and delivered by the Borrower.

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
        Section 2.2 Guarantor Consent. SwissAm shall execute this Amendment in the space provided below to indicate its consent to the terms of this Amendment.

        Section 2.3 Expenses. The Borrower shall pay all reasonable expenses incurred by the Agent in connection with the transaction contemplated by this Amendment, including (without limitation) the fees and disbursements of counsel for the Agent.

        Section 2.4 Continuing Effect. Except as otherwise expressly provided in this Amendment, all the terms and conditions of the Credit Agreement shall continue in full force and effect. All the Facility Documents also shall continue in full force and effect.

        Section 2.5 Entire Agreement. This Amendment (together with the Syndicated Loan Note in favor of the New Lender being executed and delivered simultaneously herewith) constitutes the entire agreement of the parties hereto with respect to an amendment of the Credit Agreement pertaining to the subject matter hereof, and it (together with such Note) supersedes and replaces all prior and contemporaneous agreements, discussions and understandings (whether written or oral) with respect to such amendment.

        Section 2.6 Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

        Section 2.7 Effectiveness. This Amendment shall not become effective unless and until it shall have been executed and delivered by all the parties hereto (which execution and delivery may be evidenced by telecopies).


                IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                                        MOVADO GROUP, INC.

                                        By: /s/ John J. Rooney
                                            ------------------------------
                                            Name (Print): John J. Rooney
                                            Title:        Corp. Controller



                                        THE CHASE MANHATTAN BANK, as Agent,
                                        as Lender, as Swingline Bank and as
                                        Issuing Bank

                                        By:
                                            -------------------------------
                                            Eileen McEvoy Higgins
                                            Vice President

        Section 2.2 Guarantor Consent. SwissAm shall execute this Amendment in the space provided below to indicate its consent to the terms of this Amendment.

        Section 2.3 Expenses. The Borrower shall pay all reasonable expenses incurred by the Agent in connection with the transaction contemplated by this Amendment, including (without limitation) the fees and disbursements of counsel for the Agent.

        Section 2.4 Continuing Effect. Except as otherwise expressly provided in this Amendment, all the terms and conditions of the Credit Agreement shall continue in full force and effect. All the Facility Documents also shall continue in full force and effect.

        Section 2.5 Entire Agreement. This Amendment (together with the Syndicated Loan Note in favor of the New Lender being executed and delivered simultaneously herewith) constitutes the entire agreement on the parties hereto with respect to an amendment of the Credit Agreement pertaining to the subject matter hereof, and it (together with such Note) supersedes and replaces all prior and contemporaneous agreements, discussions and understandings (whether written or oral) with respect to such amendment.

        Section 2.6 Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

        Section 2.7 Effectiveness. This Amendment shall not become effective unless and until it shall have been executed and delivered by all the parties hereto (which execution and delivery may be evidenced by telecopies).

                IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                                        MOVADO GROUP, INC.


                                        By:
                                           -----------------------------------
                                           Name (Print):
                                           Title:


                                        THE CHASE MANHATTAN BANK, as Agent, as
                                        Lender, as Swingline Bank and as Issuing
                                        Bank


                                        By: /s/ Eileen McEvoy Higgins
                                           -----------------------------------
                                           Eileen McEvoy Higgins
                                           Vice President

                                       FLEET BANK, N.A., as Co-Agent and as
                                       Lender


                                       By: /s/ Michael Merlo
                                           -----------------------
                                           Michael J. Merlo
                                           Vice President


                                       MARINE MIDLAND BANK


                                       By:
                                           -----------------------
                                           John S. Wamboldt
                                           Vice President


                                       THE BANK OF NEW YORK


                                       BY:
                                           -----------------------
                                           Linda Mae Coppa
                                           Vice President


                                       CREDIT SUISSE FIRST BOSTON



                                       BY:
                                           ----------------------
                                            Name (Print):
                                            Title:


CONSENTED TO:

SWISSAM INC., as Guarantor


By:
   ----------------------
   Name (Print):
   Title:




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
                                       FLEET BANK, N.A., as Co-Agent and as
                                       Lender


                                       By:
                                           -----------------------
                                           Michael J. Merlo
                                           Vice President


                                       MARINE MIDLAND BANK


                                       By: /s/ John S. Wamboldt
                                           -----------------------
                                           John S. Wamboldt
                                           Vice President


                                       THE BANK OF NEW YORK


                                       BY:
                                           -----------------------
                                           Linda Mae Coppa
                                           Vice President


                                       CREDIT SUISSE FIRST BOSTON



                                       BY:
                                           ----------------------
                                            Name (Print):
                                            Title:


CONSENTED TO:

SWISSAM INC., as Guarantor


By:
   ----------------------
   Name (Print):
   Title:

                                       FLEET BANK, N.A., as Co-Agent and as
                                       Lender


                                       By:
                                           -----------------------
                                           Michael J. Merlo
                                           Vice President


                                       MARINE MIDLAND BANK


                                       By:
                                           -----------------------
                                           John S. Wamboldt
                                           Vice President


                                       THE BANK OF NEW YORK


                                       BY: /s/ Linda Mae Coppa
                                           -----------------------
                                           Linda Mae Coppa
                                           Vice President


                                       CREDIT SUISSE FIRST BOSTON



                                       BY:
                                           ----------------------
                                            Name (Print):
                                            Title:


CONSENTED TO:

SWISSAM INC., as Guarantor


By:
   ----------------------
   Name (Print):
   Title:

                                       FLEET BANK, N.A., as Co-Agent and as
                                       Lender


                                       By:
                                           -----------------------
                                           Michael J. Merlo
                                           Vice President


                                       MARINE MIDLAND BANK


                                       By:
                                           -----------------------
                                           John S. Wamboldt
                                           Vice President


                                       THE BANK OF NEW YORK


                                       BY:
                                           -----------------------
                                           Linda Mae Coppa
                                           Vice President


                                       CREDIT SUISSE FIRST BOSTON



                                       BY: /s/ Karl M Studer
                                           ----------------------
                                            Name (Print): Karl M. Studer
                                            Title: Director

                                       MARTIN P. LASANCE
                                           ASSOCIATE

CONSENTED TO:

SWISSAM INC., as Guarantor


By:
   ----------------------
   Name (Print):
   Title:

                                       FLEET BANK, N.A., as Co-Agent and as
                                       Lender


                                       By:
                                           -----------------------
                                           Michael J. Merlo
                                           Vice President


                                       MARINE MIDLAND BANK


                                       By:
                                           -----------------------
                                           John S. Wamboldt
                                           Vice President


                                       THE BANK OF NEW YORK


                                       BY:
                                           -----------------------
                                           Linda Mae Coppa
                                           Vice President


                                       CREDIT SUISSE FIRST BOSTON



                                       BY:
                                           ----------------------
                                            Name (Print):
                                            Title:


CONSENTED TO:

SWISSAM INC., as Guarantor


By: /s/ David R. Phalen
    ----------------------
    Name (Print): David R. Phalen
    Title:


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